UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

MORGAN STANLEY TAX-FREE DAILY INCOME TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

MORGAN STANLEY TAX-FREE DAILY INCOME TRUST

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue, New York, New York 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
September 8, 2023

To the Shareholders of Morgan Stanley Tax-Free Daily Income Trust:

Notice is hereby given of a Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Tax-Free Daily Income Trust (the "Fund"), to be held on September 8, 2023 at 9:00 a.m., New York local time, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc.(the "Adviser"), Conference Room 3B, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, and any adjournments or postponements thereof.

The Meeting is being held for the following purposes:

1.  To consider and act upon a proposal to liquidate the Fund pursuant to the Plan of Liquidation adopted by the Board of Trustees of the Fund (the "Proposal").

2.  To consider and act upon any other business as may properly come before the Meeting.

A form of the Plan of Liquidation adopted by the Fund's Board of Trustees is attached as Exhibit A to the proxy statement. Only holders of record of shares of the Fund as of the close of business on July 12, 2023, the record date for the Meeting (the "Record Date"), are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

MARY E. MULLIN
Secretary

Dated: July [26], 2023

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card or voting telephonically or electronically on the Internet. If you are unable to be present , please fill in, sign and return the enclosed Proxy Card so that the necessary quorum may be represented at the Meeting and your shares may be voted. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 8, 2023:

The Proxy Statement for the Special Meeting of Shareholders is available on the Internet at the website address located on the enclosed Proxy Card.

The Adviser believes that the liquidation of the Fund is in the best interests of the Fund and its shareholders. In order to facilitate the liquidation of the Fund, the Adviser or its affiliates purchased shares of the Fund before the Record Date in an amount in excess of 50% of the Fund's outstanding shares. The Adviser or its affiliates intend to vote those shares "FOR" the Proposal, which, if voted in such manner, would be sufficient to approve the Proposal. Such share ownership and associated voting intentions create potential conflicts of interest.

MORGAN STANLEY TAX-FREE DAILY INCOME TRUST

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue, New York, New York 10036

PROXY STATEMENT

Special Meeting of Shareholders
September 8, 2023

This Proxy Statement is furnished by the Board of Trustees (the "Board," the trustees of which are referred to as the "Trustees") of Morgan Stanley Tax-Free Daily Income Trust (the "Fund") in connection with the solicitation of proxies (separately referred to as a "Proxy" and collectively referred to as "Proxies") by the Board for use at the Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Tax-Free Daily Income Trust, to be held on September 8, 2023 at 9:00 a.m., New York local time, at the principal executive office of the Fund's investment adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), 522 Fifth Avenue, Conference Room 3B, 3rd Floor, New York, NY 10036. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card will first be mailed to shareholders of the Fund (each, a "Shareholder" and collectively, the "Shareholders") on or about July 26, 2023. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are also set forth in the accompanying Notice of Special Meeting of Shareholders.

The Meeting is being held for the following purposes:

1.  To consider and act upon a proposal to liquidate the Fund pursuant to the Plan of Liquidation adopted by the Board of Trustees of the Fund (the "Proposal").

2.  To consider and act upon any other business as may properly come before the Meeting.

All valid Proxies will be voted in accordance with specifications thereon, or in the absence of specifications in an otherwise executed Proxy, "FOR" approval of the Proposal. A Proxy may be revoked at any time prior to the voting of the shares of beneficial interest of the Fund (the "Shares") represented thereby by: (i) mailing written instructions addressed to the Secretary of the Fund, 1633 Broadway, New York, New York 10019; (ii) signing and returning a new Proxy (if returned and received in time to be voted); or (iii) attending the Meeting and voting Shares. Attendance at the Meeting will not in and of itself revoke a Proxy. In order to revoke a Proxy in person at the Meeting, Shareholders must either submit a subsequent Proxy or vote in person and request that their Proxy be revoked. Shareholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

Only one Proxy Statement may be delivered to multiple Shareholders sharing an address unless contrary instructions have been received. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Shareholder wishes to receive separate copies in the future, should be made in writing to the Fund, c/o Morgan Stanley Client Relations, Attn: Morgan Stanley Tax-Free Daily Income Trust, 522 Fifth Avenue, New York, New York 10036, or by calling toll-free (800) 869-6397. Multiple Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 869-6397.

The Fund suspended the offering of its Shares to all investors at the close of business on July 11, 2023. Please refer to the supplement to the Fund's prospectus dated June 16, 2023 for more information.

The Board fixed the close of business on July 12, 2023 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Each full share will be entitled to one vote at the Meeting, and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Fund had [ ] Shares outstanding and entitled to vote.

The Adviser believes that the liquidation of the Fund is in the best interests of the Fund and its Shareholders. In order to facilitate the liquidation of the Fund, the Adviser or its affiliates purchased Shares of the Fund before the Record Date in an amount in excess of 50% of the Fund's outstanding Shares. The Adviser or its affiliates intend to vote those shares "FOR" the Proposal, which, if voted in such manner, would be sufficient to approve the Proposal. Such share ownership and associated voting intentions create potential conflicts of interest. For example, the Adviser may have a potential conflict of interest in recommending that the Fund be liquidated because, once the Fund liquidates, the Adviser will no longer bear certain expenses of the Fund that the Adviser has at times, waived, reimbursed, or otherwise borne.

The expenses of the liquidation, including the cost of printing, filing and proxy solicitation and legal and accounting expenses, are expected to be approximately $100,000. Except as may be otherwise agreed to between the Fund and the Adviser, all expenses incurred by or allocable to the Fund in carrying out the Plan of Liquidation will be borne by the Fund. The Fund's total expense ratio currently exceeds the applicable expense limitation and, as a result, the Adviser will incur the associated proxy costs involved with the proposed liquidation to the extent that the Fund's total expense ratio (including the proxy and other costs associated with the proposed liquidation) continues to exceed the applicable expense limitation. Proxies may be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, officers and regular employees of the Adviser and/or its affiliates, by the transfer agent, co-transfer agent or by a professional solicitation organization, without special compensation therefor. The transfer agent services are currently provided by SS&C Global Investor and Distribution Solutions, Inc. Eaton Vance Management serves as the co-transfer agent.

Shareholders will be able to authorize Proxies to vote their Shares by following the instructions on the Proxy Card accompanying this Proxy Statement.

The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended December 31, 2022 and a copy of the Fund's most recent available semi-annual report to any Shareholder requesting such reports. Requests for the Fund's annual report and semi-annual report should be made in writing to the Fund at Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, or by calling toll-free (800) 869-6397. You may also view the Fund's annual report and semi-annual report on the Adviser's website at www.morganstanley.com/im/TaxFreeDailyIncomeTrust.

Morgan Stanley Investment Management Inc. also serves as the Fund's administrator. The business address of Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, NY 10036. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Congress Street, Suite 1, Boston, MA 02114-2016.

The Board unanimously recommends that you vote "FOR" the Proposal.

Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

PROPOSAL: LIQUIDATION OF THE FUND

Introduction

At a meeting held on June 15, 2023, the Board unanimously approved the liquidation of the Fund (the "Liquidation") and the adoption of the Plan of Liquidation, a form of which is attached hereto as Exhibit A, and directed that the matter be submitted to Shareholders for their consideration and approval. The Trust's Declaration of Trust requires that the Proposal (i.e., the liquidation of the Fund) be approved by the affirmative "vote of a majority of the outstanding voting securities" of the Fund, as that phrase is defined in the Investment Company Act of 1940 Act, as amended (the "1940 Act"). Under the 1940 Act, the "vote of a majority of the outstanding voting securities of a company" means the vote (a) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy or (b) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less.

If Shareholders approve the Proposal, the Adviser will direct the orderly liquidation of the Fund as soon as reasonably practicable, the discharging of, making reasonable provision for the payment of, or maintaining reserves against all liabilities of the Fund, and the distribution of the net proceeds to Shareholders in one or more liquidating distributions. Fund management expects that Shareholders will receive such distribution(s) in cash. Such amount will be reduced by the expenses of the Fund in connection with the liquidation of the Fund pursuant to the Plan of Liquidation. As soon as reasonably practicable following the payment of the final liquidating distribution, the Fund will be terminated. If Shareholders do not approve the Proposal, the Board will consider what further action, if any, to take.

The Board unanimously recommends that you vote "FOR" the Proposal.

Background

The Fund commenced operations on February 20, 1981. As of May 5, 2023, the Fund's assets under management were $83 million. The Adviser believes it is unlikely that the Fund will experience material growth in assets in the foreseeable future and does not anticipate that the Fund will attract meaningful new flows to reach the scale necessary to support the Fund's ongoing operating expenses. Because of the lack of investor demand, inefficiencies, higher costs and disadvantageous economies of scale attendant with the Fund's small asset base, the Adviser has concluded that it would be in the best interests of the Fund and its Shareholders to liquidate the Fund. Accordingly, the Adviser recommended to the Board the Liquidation.

At a meeting held on June 15, 2023, the Board considered whether it would be appropriate and in the best interests of the Fund and its Shareholders to liquidate the Fund and, after careful consideration of the matter, the Trustees approved the Liquidation pursuant to the Plan of Liquidation, including but not limited to the adoption of the Plan of Liquidation and directed that the matter be submitted to the Shareholders for their consideration and approval. In evaluating the Plan of Liquidation, the Trustees considered a number of factors, including: (i) the size and potential of the Fund's marketplace opportunity; (ii) the Fund's financial viability and future ability to support its expense structure; (iii) current and historical assets under management of the Fund; (iv) the ability of the portfolio management team to effectively manage the Fund in accordance with its investment objective and investment strategies at a relatively low asset level; (v) alternatives to the Liquidation; (vi) potential conflicts of interest; (vii) the basis for the Adviser's recommendation; and (viii) potential capital gain or loss tax consequence for Shareholders for U.S. federal income tax purposes. The Board also considered that it approved a decrease in the Fund's expenses in 2019. Based on consideration of the foregoing and all other factors deemed relevant by the Trustees, the Trustees unanimously determined that approval of the Plan of Liquidation was in the best interests of the Fund and its Shareholders.

In order to facilitate the liquidation of the Fund, the Adviser or its affiliates purchased Shares of the Fund before the Record Date in an amount in excess of 50% of the Fund's outstanding Shares. The Adviser or its affiliates intend to vote those shares "FOR" the Proposal, which, if voted in such manner, would be sufficient to approve the Proposal. Such share ownership and associated voting intentions create potential conflicts of interest.

If Shareholders of the Fund do not approve the Proposal, the Fund will not be liquidated and will continue to operate and be managed in accordance with the investment objective and investment strategies of the Fund. However, in such case, the Trustees would determine what alternative action, if any, should be taken.

Description of the Plan of Liquidation and Related Matters

The following is a summary of certain provisions of the Plan of Liquidation.

The Plan of Liquidation will become effective on the date of its approval by Shareholders (the "Effective Date"). Following Shareholder approval, the Fund will, after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to Shareholders in redemption of the issued and outstanding Shares of the Fund after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund will, prior to the making of the final liquidating distribution, continue to honor requests for the purchase and redemption of Shares as permitted in the Fund's prospectus, as amended and supplemented, and may, as determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit the reinvestment thereof in additional Shares, as applicable. The Plan of Liquidation provides that the Trustees may authorize such variations from, or amendments to, the provisions of the Plan of Liquidation as the Board may deem to be necessary or appropriate to effect the complete liquidation and termination of the existence of the Fund and the distribution of assets of the Fund to its Shareholders in redemption of the issued and outstanding Shares of the Fund, all in accordance with the purposes intended to be accomplished by the Plan of Liquidation.

As soon as practicable after the Effective Date, the Fund will send to each Shareholder of record who has not redeemed its Shares one or more liquidating distributions equal to the Shareholder's proportionate interest in the remaining assets of the Fund in redemption of all of the issued and outstanding Shares of the Fund held by the Shareholder and information concerning the sources of the liquidating distribution, to the extent required.

Except as may be otherwise agreed to between the Fund and the Adviser, all expenses incurred by or allocable to the Fund in carrying out the Plan of Liquidation will be borne by the Fund. The Fund's total expense ratio currently exceeds the applicable expense limitation and, as a result, the Adviser will incur the associated proxy costs involved with the proposed Liquidation to the extent that the Fund's total expense ratio (including the proxy and other costs associated with the proposed Liquidation) continues to exceed the applicable expense limitation.

The Fund suspended the offering of its Shares to all investors at the close of business on July 11, 2023 and the adoption of the Plan of Liquidation does not affect the right of Shareholders to redeem Shares of the Fund at their then current net asset value.

It is anticipated that all officers of the Trust, as well as all entities serving the Fund, will continue in their present positions and capacities until such time as the Fund is liquidated.

If the Proposal is approved, the Fund is expected to be liquidated on or about September 15, 2023.

After the Liquidation, the Fund would be terminated.

General Income Tax Consequences

The following is a summary of certain federal income tax considerations generally relevant to the Fund and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Proxy Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

Prior to or on the last day of the Fund's final taxable year, the Trustees may authorize an income or capital gain dividend that would be distributed in addition to the final liquidation distribution. Unless derived from and reported by the Fund as exempt-interest dividends, the income dividends will be taxable to the Shareholders as ordinary income.

The Fund expects to retain its qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, expects not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to Shareholders. In the unlikely event that the Fund should lose its status as a RIC during the liquidation process, the Fund may be subject to taxes which would reduce any or all of the types of liquidating distributions.

Unless Shares of the Fund are held in a tax-qualified account, the liquidation of Shares held by a Shareholder will generally be considered a taxable event. A Shareholder should consult their personal tax adviser concerning their particular tax situation. A Shareholder who owns Shares in a tax-qualified account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the reinvestment of the proceeds of the liquidating distribution.

The Board unanimously recommends that you vote "FOR" the Proposal.

ADDITIONAL INFORMATION

General

The holders of a majority of the Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. Abstentions will be treated as Shares present at the Meeting for purposes of determining quorum and have the same effect as votes "AGAINST" the Proposal. In the absence of a quorum, the chairman of the Meeting, an officer of the Trust or the Shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the Meeting from time to time. If the power of Shareholders to adjourn is invoked, then the affirmative vote of the holders of a majority of the Shares then present in person or represented by proxy is required to adjourn the Meeting. Any adjourned meeting may be reconvened without further notice or change in record date. At any reconvened meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called. The chairman of the Meeting, an officer of the Trust or the Shareholders present in person or represented by proxy at the Meeting and entitled to vote thereat also have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described in the original notice of the Meeting is not obtained (with proxies being voted for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained). Abstentions will not be voted either for or against any such adjournment.

The Trust's Declaration of Trust requires that the Proposal (i.e., the liquidation of the Fund) be approved by the affirmative "vote of a majority of the outstanding voting securities" of the Fund, as that phrase is defined in the 1940 Act.

Principal Underwriter, Investment Adviser and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Investment Management Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, serves as the Fund's investment adviser and administrator.

Submission of Shareholder Proposals

The Fund is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Fund should send written proposals to Mary E. Mullin, Secretary, 1633 Broadway, New York, New York 10019. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Security Ownership of Certain Beneficial Owners

To the knowledge of the management of the Fund, the following persons or entities owned, of record or beneficially, more than 5% of the Fund's outstanding Shares as of the Record Date.

Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class R:	[ ]	[ ]	[ ]%
Class S:	[ ]	[ ]	[ ]%

[* As of the Record Date, [ ] owned of record or beneficially more than 25% of the outstanding voting securities of the Fund. A shareholder who beneficially owns, either directly or through one or more controlled companies, more than 25 percent of the voting securities of a fund may be presumed to "control" (as that term is defined in the 1940 Act) such fund. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. If a control person owns a sufficient number of a fund's outstanding voting securities, then, for certain proposals, one or more such control persons may be able to approve, or to prevent approval, of such proposals without regard to votes by other stockholders. Morgan Stanley Investment Management is the investment adviser to the Fund, and anticipates voting its shares in favor of the Proposal. Morgan Stanley is the parent of the Morgan Stanley Investment Management.]

[As of the Record Date, the aggregate number of Shares of the Fund owned by the Fund's officers and Trustees as a group was less than one percent of the Fund's outstanding Class R or Class S Shares.]

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

MARY E. MULLIN
Secretary

Dated: July [26], 2023

Shareholders who do not expect to be present at the Meeting and who wish to have their Shares voted are requested to vote their Shares on the Internet, by telephone or by dating and signing the enclosed Proxy Card and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

PLAN OF LIQUIDATION

The following Plan of Liquidation (the "Plan") of the Morgan Stanley Tax-Free Daily Income Trust (the "Fund"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts, which operates as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation of the Fund and the redemption of all of the issued and outstanding shares of the Fund in conformity with the provisions of the Investment Company Act, the Securities Act of 1933, as amended (the "Securities Act"), the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including but not limited to Section 331 or Section 332 of the Internal Revenue Code, as the case may be, the Fund's Declaration of Trust, dated April 6, 1987, as amended (the "Declaration of Trust"), and under Massachusetts law.

WHEREAS, the Fund's Board of Trustees (the "Board" or "Trustees") has deemed it advisable and in the best interests of the Fund and its shareholders for the Fund to liquidate its assets and to redeem all of its issued and outstanding shares, and the Board, on June 15, 2023, considered the matter and approved the liquidation of the Fund pursuant to this Plan, subject to approval by shareholders of the Fund.

NOW, THEREFORE, the liquidation of the Fund and the redemption of all of the issued and outstanding shares of the Fund shall be carried out in the manner hereinafter set forth:

1.  Effective Date of Plan. This Plan shall be and become effective upon written notice given or caused to be given by the Trustees, or their designees, to all of the shareholders of the Fund and the approval of the Plan by a "majority of the outstanding voting securities" of the Fund, as defined under the Investment Company Act and in accordance with the Declaration of Trust (the "Effective Date"). Such notice to the shareholders of the Fund shall comply with Section 6.9(j) of the Declaration of Trust relating to the Trustees' power to liquidate a series of the Fund, subject to the approval of shareholders of the Fund, and Section 6.7 of the Declaration of Trust relating to notices to shareholders.

2.  Cessation of Business. After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to its shareholders in redemption of the issued and outstanding shares of the Fund in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to honor requests for the purchase and redemption of shares as permitted in the Fund's prospectus, as amended and supplemented, and may, as determined to be appropriate by the Board, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares, as applicable.

3.  Liquidation of Assets. After the Effective Date, the Fund shall cause the liquidation of its assets to cash form as practicable consistent with the terms of this Plan.

4.  Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 5 below.

5.  Liquidating Distribution. As soon as practicable after the Effective Date, the Fund will mail or wire, as applicable, the following to each shareholder of record who has not redeemed its shares of the Fund as of the close of business on such date (the "Record Date"): (i) one or more liquidating distributions equal to the shareholder's proportionate interest in the remaining assets of the Fund (after the payments and creation of the reserves contemplated by Section 4 above) in redemption of all of the issued and outstanding shares of the Fund held by such shareholder, and (ii) information concerning the sources of the liquidating distribution, to the extent required.

6.  Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Fund and its investment adviser, Morgan Stanley Investment Management Inc., all expenses incurred by or allocable to the Fund in carrying out this Plan, liquidating the Fund and redeeming the issued and outstanding shares of the Fund shall be borne by the Fund.

7.  Receipt of Cash or Other Distributions After the Final Liquidating Distribution. Following the final liquidating distribution, if the Fund (or Morgan Stanley Investment Management Inc.) receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the final liquidating distribution, except as otherwise described below, such cash or other distribution (net of all expenses associated with effecting the disposition of such cash or distribution) will be disbursed in the following manner, provided that the officers of the Fund determine it is cost effective to do so:

(a) The Fund will determine each shareholder of record of the Fund as of the Record Date or such other date deemed necessary or appropriate by an officer of the Fund.

(b) The Fund will then identify each shareholder of record as of the Record Date who would be entitled to a pro rata share of the cash or distribution received by the Fund.

(c) The Fund will then be responsible for disbursing or causing to be disbursed to each such shareholder of record, their pro rata portion of the cash.

8.  Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Fund, in each case acting on behalf of the Fund, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as the Board or such officers, as the case may be, may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, notices, information returns, tax returns, forms, and other papers which the Board or such officers have decided may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act, the Internal Revenue Code and applicable Massachusetts law.

The death, resignation or other disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in this Plan.

9.  Amendment or Abandonment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan as the Board may deem to be necessary or appropriate to effect the complete liquidation and termination of the existence of the Fund, and the distribution of assets of the Fund to its shareholders in redemption of the issued and outstanding shares of the Fund, all in accordance with the purposes intended to be accomplished by this Plan. The Board may abandon this Plan at any time prior to the Effective Date if it determines that abandonment would be in the best interests of the Fund and the shareholders of the Fund.

Except as otherwise provided in this Section 9, this Plan may be amended by the officers of the Fund as they, with the advice of counsel, may deem necessary or appropriate to effect the termination and liquidation of the Fund in accordance with this Plan. The terms of this Plan with respect to liquidating distributions may be amended only by the Board. The officers of Morgan Stanley Investment Management Inc. are authorized and directed to make, execute and deliver such agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and termination of the Fund and the redemption of its issued and outstanding shares in accordance with this Plan.

10.  Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the liquidation date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund's investment company taxable income for taxable years ending at or prior to the liquidation date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the liquidation date (after reduction for any capital loss carry-forward) and undistributed net income from tax-exempt obligations and any additional amounts necessary to avoid any income tax and excise tax for such periods. Such dividends may be paid either prior to or at the same time as the liquidating distributions.

11.  Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

12.  Other United States Federal Income Tax Matters. This Plan is intended to constitute a plan of liquidation for purposes of Sections 331 and 332 of the Internal Revenue Code, as applicable, and shall be interpreted and applied consistently therewith.

Morgan Stanley Tax-Free Daily Income Trust

By:  _______________________

Name:

Title:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date MORGAN STANLEY INVESTMENT MANAGEMENT INC. 522 FIFTH AVENUE NEW YORK, NY 10036 2. To consider and act upon any other business as may properly come before the Meeting. 1. To liquidate the Fund pursuant to the Plan of Liquidation adopted by the Board of Trustees of the Fund (the "Proposal"). V19884-S69833 This proxy is solicited on behalf of the Board of Trustees. The Board of Trustees recommends you vote FOR the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. V19885-S69833 MORGAN STANLEY TAX-FREE DAILY INCOME TRUST The undersigned hereby appoints John H. Gernon, Mary E. Mullin and Michael Key, and each of them, the proxies of the undersigned, with right of submission, to vote all shares of the Fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2023 Special Meeting of Morgan Stanley Tax-Free Daily Income Trust, to be held on September 8, 2023 at 9:00 a.m., New York local time, at Morgan Stanley Investment Management Inc., Conference Room 3B, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, and any continuation following any adjournments or postponements thereof, and on any other matters that may arise in the meeting, in accordance with their best judgment. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendation; just sign, date and return this proxy in the enclosed envelope. The Board unanimously recommends that you vote “FOR” the Proposal. Your vote is important. Please return your Proxy Card(s) promptly no matter how many shares you own. Please sign and date the proxy card on the reverse side